Exhibit 99.1             DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF                                        Page 1 of 3
                                         NOVEMBER 28, 2001

                          Rated
                          Water
Rig Name                  Depth     Design                                   Location                  Status            Operator
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader            200'      Mat Cantilever                             GOM                    Shipyard              -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Drake               200'      Mat Cantilever                             GOM                   Contracted          Chevron
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Ocean Champion            250'      Mat Slot                                   GOM                    Shipyard              -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia            250'      Independent Leg Cantilever                 GOM                   Contracted           Murphy
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Ocean Spartan             250'      Independent Leg Cantilever                 GOM                   Contracted             BP
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                250'      Independent Leg Cantilever                 GOM                   Contracted             BP
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign           250'      Independent Leg Cantilever              Indonesia                Contracted           Maxus
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage            250'      Independent Leg Cantilever              Indonesia                Contracted           Maxus
-----------------------------------------------------------------------------------------------------------------------------------
Ocean King                300'      Independent Leg Cantilever                 GOM                    Shipyard              -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget              300'      Independent Leg Cantilever                 GOM                   Contracted        ADTI/Seneca
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Summit              300'      Independent Leg Cantilever                 GOM                    Shipyard              -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick             300'      Independent Leg Cantilever                 GOM                   Contracted             BP
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Titan               350'      Independent Leg Slot                       GOM                   Contracted          Dominion
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Tower               350'      Independent Leg Slot                       GOM                   Contracted         Spinnaker
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Ocean Liberator           600'      Aker H-3                               Ivory Coast                Stacked               -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Century             800'      Korkut                                     GOM                  Cold Stacked            -
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Ocean Ambassador          1,100'    Bethlehem SS-2000                          GOM                    Stacked               -
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Ocean Nomad               1,200'    Aker H-3                                North Sea                Contracted            Veba
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Ocean New Era             1,500'    Korkut                                     GOM                    Stacked               -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty              1,500'    Victory Class                           Australia                Contracted          Woodside
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Ocean Guardian            1,500'    Earl & Wright Sedco 711 Series          North Sea                Contracted           Shell
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Ocean Princess            1,500'    Aker H-3                                North Sea                Contracted          Talisman
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Ocean Whittington         1,500'    Aker H-3                                  Brazil                  Shipyard              -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch               1,640'    Korkut                                    China                  Contracted            CACT
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Ocean General             1,640'    Korkut                                  Australia                Contracted            OMV
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Prospector          1,700'    Victory Class                              GOM                  Cold Stacked            -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor            2,000'    Victory Class                              GOM                   Contracted           Walter
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Concord             2,200'    F&G SS-2000                                GOM                    Shipyard              -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington           2,200'    F&G SS-2000                                GOM                   Contracted           Murphy
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Ocean Saratoga            2,200'    F&G SS-2000                                GOM                   Contracted      Pogo Producing
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Ocean Yorktown            2,850'    F&G SS-2000                               Brazil                 Contracted         Enterprise
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager             3,200'    Victory Class                              GOM                   Contracted          Westport
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Ocean Yatzy               3,300'    DP DYVI Super Yatzy                       Brazil                 Contracted         Petrobras
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Worker              3,500'    F&G 9500 Enhanced Pacesetter               GOM                   Contracted           Shell
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Ocean Quest               3,500'    Victory Class                              GOM                   Contracted         Kerr McGee
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Ocean Winner              3,500'    Aker H-3                                  Brazil                 Contracted         Petrobras
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance            5,000'    Alliance Class                            Brazil                 Contracted         Petrobras
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Ocean Star                5,500'    Victory Class                              GOM                   Contracted         Kerr McGee
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Ocean Victory             5,500'    Victory Class                              GOM                   Contracted             BP
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Ocean America             5,500'    Ocean Odyssey                              GOM                   Contracted          Anadarko
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Ocean Valiant             5,500'    Ocean Odyssey                              GOM                   Contracted        Amerada Hess
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Ocean Baroness            6,500'    Victory Class                           Singapore             Shipyard Upgrade          -
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Ocean Rover               6,500'    Victory Class                      Enroute to Singapore       Shipyard Upgrade          -
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Ocean Confidence          7,500'    DP Aker H-3.2 Modified                     GOM                   Contracted             BP
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper             7,500'    DP Fluor/Mitsubishi                       Brazil                 Contracted         Petrobras
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Table continued...

Exhibit 99.1             DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF                                     Page 2 of 3
                                         NOVEMBER 28, 2001

Rig Name                   Current Term                               Start Date                  Estimated End Date
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Ocean Crusader                                 -                      mid September 2001          early December 2001
--------------------------------------------------------------------------------------------------------------------------------
Ocean Drake                60-day extension plus option               early October 2001          late November 2001
--------------------------------------------------------------------------------------------------------------------------------
Ocean Champion                                 -                      early August 2001           late November 2001
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Ocean Columbia             one well plus option                       early October 2001          late November 2001
--------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan              six month term                             late May 2001               late November 2001
--------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                 120-day extension plus option              early October 2001          early February 2002
--------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign            two-year term                              mid September 2000          mid October 2002
--------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage             one-year term                              late January 2001           late January 2002
--------------------------------------------------------------------------------------------------------------------------------
Ocean King                                     -                      early November 2001         mid December 2001
--------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget               one well                                   late November 2001          late December 2001
--------------------------------------------------------------------------------------------------------------------------------
Ocean Summit                                   -                      mid June 2001               late November 2001
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Ocean Warwick              90 day extension plus option               early October 2001          early January 2002
--------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                one-well plus option                       late September 2001         early January 2002
--------------------------------------------------------------------------------------------------------------------------------
Ocean Tower                drill and complete one-well plus option    late October 2001           early January 2002
--------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator                                -                              -                             -
--------------------------------------------------------------------------------------------------------------------------------
Ocean Century                                  -                              -                             -
--------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador                               -                              -                             -
--------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                two wells                                  late November 2001          early March 2002
--------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                                  -                              -                             -
--------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty               demobe to Freemantle, W.A.                 late November 2001          early December 2001
--------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian             nine months plus option                    mid May 2001                mid February 2002
--------------------------------------------------------------------------------------------------------------------------------
Ocean Princess             three-month term                           early September 2001        early December 2001
--------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington          preparing for mobe                         late November 2001          early December 2001
--------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch                demobe                                     late November 2001          early December 2001
--------------------------------------------------------------------------------------------------------------------------------
Ocean General              four wells plus one abandonment            early October 2001          mid January 2002
--------------------------------------------------------------------------------------------------------------------------------
Ocean Prospector                               -                              -                             -
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Ocean Endeavor             one well                                   late November 2001          early December 2001
--------------------------------------------------------------------------------------------------------------------------------
Ocean Concord                                  -                              -                             -
--------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington            nine month term plus option                early June 2001             early March 2002
--------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga             two wells                                  mid August 2001             early December 2001
--------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown             15-well development                        mid September 2001          late August 2003
--------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager              one well plus option                       early November 2001         mid December 2001
--------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy                five-year term plus option                 early November 1998         early November 2003
--------------------------------------------------------------------------------------------------------------------------------
Ocean Worker               four-year term plus option                 mid January 1998            mid January 2002
--------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                one well                                   early November 2001         late January 2002
--------------------------------------------------------------------------------------------------------------------------------
Ocean Winner               18-month extension                         early July 2001             early November 2002
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Ocean Alliance             two-year contract                          early September 2000        early September 2002
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Ocean Star                 two wells plus option                      late October 2001           early December 2001
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Ocean Victory              three months plus option                   late October 2001           mid January 2002
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Ocean America              one well assignment from BP                early April 2001            early December 2001
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Ocean Valiant              810 day term                               late April 2001             late December 2001
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Ocean Baroness                                 -                              -                   early March 2002
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Ocean Rover                                    -                              -                   Second Quarter 2003
--------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence           five-year term                             early January 2001          early January 2006
--------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper              three-year term                            mid January 2000            early January 2003
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Table continued...

Exhibit 99.1             DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF                                     Page 3 of 3
                                         NOVEMBER 28, 2001

                             Dayrate (in
Rig Name                     thousands)            Future Contract and Other Information
--------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader                     -              shipyard for scheduled survey then one well
                                                  plus options with ChevronTexaco in lower 20's
                                                  ending late December 2001.
--------------------------------------------------------------------------------------------------------------------------------
Ocean Drake                  lower 20's           sixty-day extension with plus option with ChevronTexaco
                                                  in lower 20's ending late January 2002.
--------------------------------------------------------------------------------------------------------------------------------
Ocean Champion                     -              shipyard for inspection and repair then available
--------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia               lower 20's           one-well workover plus option with Murphy in lower
                                                  20's ending late December 2001.
--------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan                upper 40's           120-day extension plus option with BP in mid 40's
                                                  ending late March 2002.
--------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                   lower 40's           available
--------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign              lower 30's           available
--------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage               mid 30's             available
--------------------------------------------------------------------------------------------------------------------------------
Ocean King                         -              shipyard for scheduled survey then available.
--------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget                 lower 20's           available
--------------------------------------------------------------------------------------------------------------------------------
Ocean Summit                       -              available
--------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                upper 40's           available
--------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                  lower 50's           available
--------------------------------------------------------------------------------------------------------------------------------
Ocean Tower                  lower 20's           available
--------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator                    -              available
--------------------------------------------------------------------------------------------------------------------------------
Ocean Century                      -                  -
--------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador                   -              available
--------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                  lower 70's           available
--------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                      -              available
--------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty                 mid 80's             subsea completions upgrade ending mid January 2002,
                                                  followed by one-well with Woodside in mid 90's ending
                                                  early February 2002.
--------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian               lower 70's           eight-month extension with Shell in lower 90's ending
                                                  mid October 2002.
--------------------------------------------------------------------------------------------------------------------------------
Ocean Princess               upper 60's           three month option plus option with Talisman in upper
                                                  70's ending late March 2002.
--------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington                  -              Mobilize to Namibia (lump sum) ending late December 2001,
                                                  followed by two wells plus 2 options with Shell in upper
                                                  50's ending late May 2001.
--------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch                  mid 40's             five wells plus options with BP in Vietnam in lower 60's
                                                  ending early March 2002, rate change after 3/1/02 to lower
                                                  70's ending early June 2001.
--------------------------------------------------------------------------------------------------------------------------------
Ocean General                mid 90's             available
--------------------------------------------------------------------------------------------------------------------------------
Ocean Prospector                   -                  -
--------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor               lower 30's           available
--------------------------------------------------------------------------------------------------------------------------------
Ocean Concord                      -              shipyard through early December for hull repair, followed by one well with Amerada Hess in mid 30's ending mid January 2001, followed by one well with Amerada Hess in lower 30's ending mid
                                                  February 2002.
--------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington              upper 40's           available
--------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga               mid 50's             available
--------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown               lower 60's           available
--------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager                lower 30's           available
--------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy                  120's                available
--------------------------------------------------------------------------------------------------------------------------------
Ocean Worker                 120's                available
--------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                  lower 80's           eight month contract plus options with Kerr McGee in lower 80's ending late July 2002.
--------------------------------------------------------------------------------------------------------------------------------
Ocean Winner                 lower 80's           available
--------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance               110's                downtime for repairs from early September 2001 through early November
                                                  2001.  Loss of hire insurance includes 30-day deductible.
--------------------------------------------------------------------------------------------------------------------------------
Ocean Star                   120's                one well completon plus 2 well option with Kerr McGee in 110's ending mid January 2002.
--------------------------------------------------------------------------------------------------------------------------------
Ocean Victory                120's                available
--------------------------------------------------------------------------------------------------------------------------------
Ocean America                110's                available
--------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant                120's                available
--------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness                     -              LOI for two wells plus options with Murphy in 170's ending mid August 2002.
--------------------------------------------------------------------------------------------------------------------------------
Ocean Rover                        -              available
--------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence             170's                available
--------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper                lower 90's           available
--------------------------------------------------------------------------------------------------------------------------------

NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico